Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 5-26-1007	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		6/18/2007
2	Payment Date		6/20/2007
3	Collection Period	4/29/2007	5/26/2007	28
4	Monthly Interest Period - Actual	5/21/2007	6/19/2007	30
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	—	—	—	—	—
8	Class A-3 Notes	485,000,000.00	97,671,692.57	—	30,223,754.33	67,447,938.24	0.1390679
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$453,064,950.57	$—	$30,223,754.33	$422,841,196.24

12	Total Securitization Value	$1,685,393,258.00	$486,772,816.57			$456,549,062.24

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	—	—	—	—
15	Class A-3 Notes	3.8200%	310,921.55	3.1833333	30,534,675.88	312.6256450
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		869,088.22		31,092,842.55

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	9,821,783.60
18	Sales Proceeds - Early Terminations	8,604,668.21
19	Sales Proceeds - Scheduled Terminations	13,561,403.31
20	Security Deposits for Terminated Accounts	105,649.00
21	Excess Wear and Tear Received	153,837.77
22	Excess Mileage Charges Received	233,467.16
23	Other Recoveries Received	234,730.11

24	Subtotal: Total Collections	32,715,539.16

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	211,461.51

28	Total Available Funds, prior to Servicer Advances	32,927,000.67

29	Servicer Advance	—

30	Total Available Funds	32,927,000.67

31	Reserve Account Draw	—
32	Available for Distribution	32,927,000.67

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		405,644.01
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		869,088.22
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	31,647,268.43
46	Regular Principal Distribution Amount	30,223,754.33
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		30,223,754.33
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,423,514.10

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 5-26-2007	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	267,671,692.57
52	Less: Aggregate Securitization Value (End of Collection Period)	(456,549,062.24)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	267,671,692.57
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(237,447,938.24)

58	Regular Principal Distribution Amount	30,223,754.33

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	456,549,062.24
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	237,447,938.24

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	32,927,000.67
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	405,644.01
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	869,088.22
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	31,647,268.43
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	31,647,268.43
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		74,673.29

85	Subtotal: Reserve Fund Available for Distribution		16,928,605.87
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,928,605.87
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		74,673.29

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	886	15,022,250.32
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(13,637,252.31)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(176,422.55)
95	Less: Excess Wear and Tear Received		(153,837.77)
96	Less: Excess Mileage Received		(233,467.16)

97	Current Period Net Residual Losses/(Gains)	886	821,270.53

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	27,700	42,891,028.67
100	Current Period Net Residual Losses (Item 97)	886	821,270.53

101	Ending Cumulative Net Residual Losses	28,586	43,712,299.20

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		2.59%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 5-26-2007	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	456,549,062
105	Number of Current Contracts		72,157	25,994
106	Weighted Average Lease Rate		3.59%	3.19%
107	Average Remaining Term		27.48	7.64
108	Average Original Term		42.98	44.11
109	Monthly Prepayment Speed			80.81%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	27,401	519,119,935	486,772,817
111	Depreciation/Payments		(8,906,199)	(6,677,892)
112	Gross Credit Losses	(25)	(416,080)	(440,878)
113	Early Terminations	(496)	(8,635,302)	(8,082,734)
114	Scheduled Terminations	(886)	(15,890,114)	(15,022,250)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	25,994	485,272,241	456,549,062

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	25,653	450,674,601	98.71%
119	31 - 90 Days Delinquent	307	5,241,207	1.15%
120	90+ Days Delinquent	34	633,254	0.14%

121	Total	25,994	456,549,062	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		25	440,878
124	Aggregate Liquidation Proceeds on charged-off units			(306,935)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		25	133,943

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		778	5,694,944
129	Current Period Net Credit Losses (Item 119)		25	133,943

130	Ending Cumulative Net Credit Losses		803	5,828,888

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.35%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 5-26-2007	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
07/20/2007	24,577,255
08/20/2007	26,682,283
09/20/2007	28,717,848
10/20/2007	33,220,347
11/20/2007	28,121,604
12/20/2007	26,236,510
01/20/2008	24,310,956
02/20/2008	18,899,374
03/20/2008	29,635,277
04/20/2008	38,363,497
05/20/2008	22,960,901
06/20/2008	27,894,085
07/20/2008	28,471,750
08/20/2008	19,319,229
09/20/2008	17,604,488
10/20/2008	16,801,775
11/20/2008	11,952,747
12/20/2008	17,064,816
01/20/2009	12,860,209
02/20/2009	601,288
03/20/2009	117,476
04/20/2009	116,623
05/20/2009	86,848
06/20/2009	115,750
07/20/2009	99,911
08/20/2009	171,201
09/20/2009	179,971
10/20/2009	267,772
11/20/2009	361,299
12/20/2009	502,240
01/20/2010	219,100
02/20/2010	12,765
03/20/2010	990
04/20/2010	514
05/20/2010	367
Total:	456,549,062

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.